EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 1, TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 to AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 25, 2007 (this “Amendment”), is entered into among JohnsonDiversey, Inc., a Delaware corporation (the “Borrower”), JohnsonDiversey Holdings, Inc., a Delaware corporation (“Holdings”), and Citicorp USA, Inc., as Administrative Agent (as defined below) on behalf each Lender executing a Lender Consent (as defined below), and amends the Amended and Restated Credit Agreement, dated as of December 16, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the Lenders and Issuers (in each case as defined therein) party thereto, Citicorp USA, Inc., as administrative agent for the Lenders and the Issuers (in such capacity, and as agent for the Secured Parties under the other Loan Documents, the “Administrative Agent”), Goldman Sachs Credit Partners L.P., as Syndication Agent for the Lenders and the Issuers, and JPMorgan Chase Bank, N.A., General Electric Capital Corporation and National City Bank as Co-Documentation Agents for the Lenders and Issuers. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrower has requested that the Lenders agree to reduce the rate of interest applicable to the Term Loans;

WHEREAS, the Borrower has requested that the Administrative Agent and the Requisite Lenders amend the Credit Agreement as set forth herein;

WHEREAS, pursuant to Section 11.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the consent of each Tranche B Lender and each Delayed Draw Term Lender (collectively, the “Term Loan Lenders”) is required to effect the amendments set forth herein; and

WHEREAS, the Lenders party to the attached Acknowledgement and Consent of Lenders to this Amendment (the “Lenders’ Consent”) constituting all of the Term Loan Lenders (other than the Term Loan Lenders that are Non-Consenting Lenders) and the Requisite Lenders, and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to amend the Credit Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement

Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Credit Agreement is hereby amended as follows:

(a) by amending and restating clause (a) of the definition of “Applicable Margin” in Section 1.1 (Defined Terms) thereof to read as follows:

(a) with respect to Tranche B Loans and Delayed Draw Term Loans maintained as (i) Base Rate Loans, a rate equal to 1.00% per annum and (ii) Eurocurrency Rate Loans, a rate equal to 2.00% per annum and

AMENDMENT NO. 1 TO CREDIT AGREEMENT

(b) by inserting the following new definition in Section 1.1 (Defined Terms) thereof in alphabetical order:

“Repricing Prepayment” means the aggregate outstanding principal amount of Term Loans of any Lender that is prepaid by the Borrower with the proceeds of a substantially concurrent incurrence by the Company or any of its Subsidiaries of new replacement term loans that have a yield (whether comprised of interest rate, margins, fees that are payable to the Tranche B Lenders and/or the Delayed Draw Term Lenders and/or original issue discounts) or premiums lower than the yield or premiums, as applicable, in effect for the Term Loans immediately prior to such prepayment; provided, however, that the prepayment of the Term Loans in connection with the refinancing of all of the Facilities resulting in the termination of this Agreement shall not be deemed a Repricing Prepayment. For purposes of this Agreement, original issue discounts shall be equated to interest rates in a manner reasonably determined by the Administrative Agent and consistent with generally accepted financial practice, based on an assumed four-year average life to maturity.”

(c) by inserting the following new clause (d) in Section 2.8 (Optional Prepayments) thereof:

(d) Notwithstanding anything to the contrary contained herein, in the event any Tranche B Lender or Delayed Draw Term Lenders receives any Repricing Prepayment for which notice was given on or prior to June 25, 2008, then each such Repricing Prepayment shall be accompanied by a prepayment premium equal to 1.00% of such Repricing Prepayment.

(d) by inserting the following new clause (e) in Section 2.12 (Fees) thereof:

(d) Repricing Fee. In the event that, pursuant to any amendment or modification of the Credit Agreement, any interest rate margin applicable to the Term Loans is reduced at any time after the Amendment Effective Date and prior to June 25, 2008, on the date such amendment or modification becomes effective, the Borrower shall pay to each Tranche B Lender and each Delayed Draw Term Lender, without duplication of any amounts payable under Section 2.8(d) (Optional Prepayments) or the proviso to the first sentence of Section 11.1(c) (Amendments, Waivers, Etc.), an amount equal to 1.00% of such Lender’s Ratable Portion of the aggregate principal amount of the Term Loans then outstanding.

(e) by amending and restating clause (c) of Section 11.1 (Amendments, Waivers, Etc.) thereof to read as follows:

(c) If, in connection with any proposed amendment, modification, waiver or termination (a “Proposed Change”) requiring the consent of all affected Lenders, the consent of Requisite Lenders is obtained but the consent of other Lenders

AMENDMENT NO. 1 TO CREDIT AGREEMENT

whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section 11.1 being referred to as a “Non-Consenting Lender”), then, so long as the Lender acting as the Administrative Agent is not a Non-Consenting Lender, at the Borrower’s request, the Administrative Agent or an Eligible Assignee acceptable to the Administrative Agent and, prior to an Event of Default that is continuing, the Borrower, shall have the right with the Administrative Agent’s consent and in the Administrative Agent’s sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Administrative Agent’s request, sell and assign to the Lender acting as the Administrative Agent or such Eligible Assignee, all of the Revolving Credit Commitments and Revolving Credit Outstandings of such Non-Consenting Lender if such Non-Consenting Lender is a Revolving Credit Lender, all of the Tranche B Term Loans of such Non-Consenting Lender if such Non-Consenting Lender is a Tranche B Term Loan Lender and all of the Delayed Draw Term Commitments or Delayed Draw Term Loans of such Non-Consenting Lender if such Non-Consenting Lender is a Delayed Draw Term Lender, in each case for an amount equal to the principal balance of all such Revolving Loans, Tranche B Term Loans or Delayed Draw Term Loans, as applicable, held by the Non-Consenting Lender and all accrued interest and fees with respect thereto through the date of sale; provided, that, in the event any such proposed amendment, modification, waiver, consent or other change (i) reduces the yield (whether comprised of interest rate, margins, fees, original issue discounts or otherwise) payable hereunder to any Term Loan Lender and (ii) becomes effective on or prior to June 25, 2008, the purchase price payable to any Term Loan Lender that is a Non-Consenting Lender in connection with such proposed change shall be increased by 1.00% of such Non-Consenting Lender’s Ratable Portion of the aggregate principal amount of the Term Loans then outstanding. Each Lender agrees that, if it becomes a Non-Consenting Lender, such purchase and sale shall be consummated pursuant to an executed Assignment and Acceptance; provided, however, that the failure of any Non-Consenting Lender to execute an Assignment and Acceptance shall not render such purchase and sale (and the corresponding assignment) invalid and such assignment shall be recorded in the Register.

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”) or duly waived by the Administrative Agent:

(a) Certain Documents. The Administrative Agent shall have received each of the following, each dated the Amendment Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent:

(i) this Amendment, duly executed by the Borrower, Holdings and the Administrative Agent;

AMENDMENT NO. 1 TO CREDIT AGREEMENT

(ii) the Consent and Agreement, in the form attached hereto as Exhibit A (each, a “Subsidiary Consent”), executed by each of the Subsidiary Guarantors;

(iii) the Acknowledgment and Consent, in the form attached hereto as Exhibit B (each, a “Lender Consent”), executed by each Term Loan Lender (other than the Term Loan Lenders that are Non-Consenting Lenders);

(iv) a certificate of a Responsible Officer to the effect that each of the conditions set forth in clauses (b), (c), (d) and (e) below has been satisfied; and

(v) such additional documentation as the Lenders party to the Lenders’ Consent or the Administrative Agent may reasonably require;

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Administrative Agent and each Lender;

(c) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment and after giving effect to the consents and waivers set forth herein;

(d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing, on the Amendment Effective Date;

(e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, on the Amendment Effective Date, seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby; and

(f) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the Amendment Effective Date including, without limitation, the fees set forth in Section 4 (Fees and Expenses) hereof and all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Section 3. Representations and Warranties

On and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrowers and Holdings hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment and the Subsidiary Consents have been duly authorized, executed and delivered by the Borrower, Holdings and each Guarantor, as applicable, and constitutes a legal, valid and binding obligation of the Borrower, Holdings and each Guarantor, as applicable, enforceable against the Borrower, Holdings and each Guarantor, as applicable, in accordance with their terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower, Holdings and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(c) no Default or Event of Default has occurred and is continuing (except for those that are duly waived); and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 4. Fees and Expenses

The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents).

Section 5. Reference to the Effect on the Loan Documents

(a) Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

AMENDMENT NO. 1 TO CREDIT AGREEMENT

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 6. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 8. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 9. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

Section 10. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Section 11. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 12. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

JOHNSONDIVERSEY, INC., as Borrower

/s/ Lori P. Marin
Name:	Lori P. Marin
Title:	Vice President and Corporate Treasurer

JOHNSONDIVERSEY HOLDINGS, INC., as Holdings

/s/ Lori P. Marin
Name:	Lori P. Marin
Title:	Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CITICORP USA INC., as Administrative Agent

By:	/s/ Michelle Seguin
Name:	Michelle Seguin
Title:	Vice President, Citicorp, N.A. - Chicago

[SIGNATURE PAGE TO AMENDMENT NO. 1]